FISCAL 2Q20 RESULTS April 29, 2020

FISCAL 2Q20 OVERVIEW Paul Reilly Chairman & CEO, Raymond James Financial 2

OUR PRIORITIES IN RESPONSE TO COVID-19 Ensure the health and Maintain continuous Continue supporting safety of our associates service and support for our communities during and advisors clients these challenging times 3

FISCAL 2Q20 HIGHLIGHTS vs. vs. $ in millions, except per share amounts 2Q20 2Q19 1Q20 Net revenues RECORD $ 2,068 11% 3% Net income $ 169 (35)% (37)% Earnings per common share - diluted $ 1.20 (34)% (37)% 2Q19 1Q20 Return on equity 9.9% 16.7% 16.0% Return on tangible common equity* 10.8% 18.5% 17.5% * This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most 4 directly comparable GAAP measures and for more information on these measures.

FISCAL 2Q20 KEY METRICS vs. vs. $ in billions 2Q20 2Q19 1Q20 Client assets under administration $ 773.9 (3)% (14)% Private Client Group (PCG) assets under administration $ 734.0 (3)% (14)% PCG assets in fee-based accounts $ 383.5 1% (14)% Financial assets under management $ 128.2 (7)% (15)% Total clients' domestic cash sweep balances RECORD $ 52.9 27% 34% PCG financial advisors RECORD 8,148 4% 1% Bank loans, net RECORD $ 21.8 8% 2% 5

PRIVATE CLIENT GROUP Net Revenues Pre-Tax Income $ in millions $ in millions 1,495 170 1,414 1,351 1,381 153 1,271 140 143 132 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: 18% Year-over-year change: 29% Sequential change: 6% Sequential change: 11% Number of Financial Advisors PCG Assets Under Administration $ in billions 8,148 8,060 855.2 8,011 787.4 798.4 760.0 734.0 7,862 7,904 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: 286 Year-over-year change: (3)% Sequential change: 88 Sequential change: (14)% 6

CAPITAL MARKETS Net Revenues Pre-Tax Income $ in millions $ in millions 302 290 41 277 268 33 29 28 251 24 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19* 1Q20 2Q20 Year-over-year change: 5% Year-over-year change: (32)% Sequential change: 8% Sequential change: (3)% Investment Banking Revenues Brokerage Revenues $ in millions $ in millions 156 150 17 129 130 137 130 18 29 108 115 22 31 22 103 104 28 26 34 40 27 39 43 32 31 121 93 80 60 72 71 73 82 81 90 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 M&A and Advisory Year-over-year change: (12)% Year-over-year change: 26% Sequential change: 5% Fixed Income Equity Sequential change: 13% Equity Underwriting Debt Underwriting * 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. 7

ASSET MANAGEMENT Net Revenues Pre-Tax Income $ in millions $ in millions 184 184 73 73 177 178 69 65 162 55 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: 14% Year-over-year change: 33% Sequential change: 0% Sequential change: 0% Financial Assets Under Management $ in billions 151.7 138.5 143.1 143.1 128.2 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: (7)% Sequential change: (15)% 8

RAYMOND JAMES BANK Net Revenues Pre-Tax Income $ in millions $ in millions 215 216 216 136 138 131 135 212 210 14 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: (1)% Year-over-year change: (90)% Sequential change: (3)% Sequential change: (90)% Bank Loans, Net $ in billions 21.8 21.3 20.7 20.9 20.1 2Q19 3Q19 4Q19 1Q20 2Q20 Year-over-year change: 8% Sequential change: 2% 9

# RAYMOND JAMES BANK KEY CREDIT TRENDS

**Loan Loss Provision**
**$ in millions**



55
169
80
34
26
3
14
24
28
13
20
22
107
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FYTD20

**Net Charge-Offs/(Recoveries)**
**$ in millions**



14
107
84
35
24
13
2
-3
3
21
8
6
0
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FYTD20

**Nonperforming Assets**
**as % of Total Assets**



0.66%
2.10%
2.48%
1.64%
1.18%
0.99%
0.69%
0.39%
0.50%
0.21%
0.12%
0.18%
0.08%
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FYTD20

**Allowance for Loan Losses**
**as % of Loans**



1.23%
2.23%
2.36%
2.18%
1.81%
1.52%
1.33%
1.32%
1.30%
1.11%
1.04%
1.04%
1.47%
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FYTD20

Note: FYTD 20 as of March 31, 2020.

10

RAYMOND JAMES

FYTD 2020 HIGHLIGHTS Compared to Compared to GAAP Adjusted* Results Results vs. vs. $ in millions, except per share amounts FYTD 2020 FYTD 2019 FYTD 2019 Net revenues RECORD $ 4,077 8% NA Net income $ 437 (14)% (17)% Earnings per common share - diluted $ 3.09 (12)% (14)% FYTD 2019 FYTD 2019 Return on equity 13.0% 16.2% 16.7% Return on tangible common equity* 14.2% 17.9% 18.4% Note: FYTD 2020 is from the period October 1, 2019 to March 31, 2020; FYTD 2019 is from the period October 1, 2018 to March 31, 2019. 11 * These are non-GAAP measures. See the schedule in the appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

FINANCIAL REVIEW Paul Shoukry Chief Financial Officer, Raymond James Financial 12

CONSOLIDATED NET REVENUES vs. vs. $ in millions 2Q20 2Q19 1Q20 Asset management and related administrative fees $ 1,006 28% 5% Brokerage revenues 515 17% 12% Account and service fees 172 (10)% (3)% Investment banking 148 (9)% 5% Interest income 285 (12)% (4)% Other* (15) NM NM Total revenues 2,111 9% 2% Interest expense (43) (43)% (16)% Net revenues $ 2,068 11% 3% * Other revenues for the three months ended March 31, 2020 included $39 million of private equity valuation losses.  Of these losses, 13 approximately $22 million were attributable to noncontrolling interests and are presented as an offset in Other expenses.

DOMESTIC CASH SWEEP BALANCES



Clients' Domestic Cash Sweep Balances
as a % of Domestic PCG Assets Under Administration (AUA)
Clients' Domestic Cash Sweep Balances ($B)
Cash Sweep Balances as a % of Domestic PCG AUA
5.8%
5.1%
5.0%
4.9%
7.6%
41.7
38.2
37.7
39.5
52.9
2.3
4.0
14.3
21.0
2.1
14.4
21.6
2.0
14.0
21.6
2.5
15.1
21.9
3.8
20.4
28.7
2Q19
3Q19
4Q19
1Q20
2Q20
RJBDP- RJ Bank*
RJBDP- Third-Party Banks*
Money Market Funds**
Client Interest Program

Year-over-year change: 27%
Sequential change: 34%

Note: May not total due to rounding.

* Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. ** Money market funds were discontinued as a sweep option during the third fiscal quarter of 2019. Balances in those funds were converted to RJBDP or reinvested by the client.

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RAYMOND JAMES

NET INTEREST INCOME & RJBDP FEES (THIRD-PARTY BANKS) Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 329 315 323 304 293 s 80 65 n 67 58 51 o i l l i m n i 249 248 258 246 242 $ 2Q19 3Q19 4Q19 1Q20 2Q20 Raymond James Bank Average Yield on RJBDP Net Interest Margin** (Third-Party Banks)*** 3.35% 3.37% 3.30% 3.23% 3.02% 2.00% 1.95% 1.83% 1.64% 1.33% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 * As reported in Account and Service Fees in the PCG segment. ** Raymond James Bank represents a significant portion, but not all, of the 15 firmwide Net Interest Income. Raymond James Bank Net Interest Margin represents the net yield on interest-earning banking assets. *** Computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks.

CONSOLIDATED EXPENSES Total Compensation Ratio vs. vs. $ in millions 2Q20 2Q19 1Q20 68.8% 67.2% 66.3% Compensation, commissions and benefits $ 1,422 16% 5% 65.9% 65.2% Non-compensation expenses: Communications and information processing 99 5% 5% Occupancy and equipment 56 6% (2)% 2Q19 3Q19 4Q19 1Q20 2Q20 Business development 41 —% (7)% Investment sub-advisory fees 26 18% —% Total Non-Compensation Expenses $ in millions Professional fees 23 35% 10% 407 Bank loan loss provision/(benefit) 109 2,080% NM 349 287 308 299 Other* 53 (4)% (10)% Total non-compensation expenses 407 42% 36% Total non-interest expenses $ 1,829 21% 11% 2Q19 3Q19 4Q19** 1Q20 2Q20 * Other revenues for the three months ended March 31, 2020 included $39 million of private equity valuation losses.  Of these losses, 16 approximately $22 million were attributable to noncontrolling interests and are presented as an offset in Other expenses. ** 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business.

CONSOLIDATED PRE-TAX MARGIN 18.7% 18.4% 17.7% 17.9% 17.5% 11.6% 2Q19 3Q19 4Q19* 1Q20 2Q20 Pre-tax margin (GAAP) Pre-tax margin (Adjusted)** * 4Q19 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. 17 ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

OTHER FINANCIAL INFORMATION vs. vs. $ in millions, except per share amounts 2Q20 2Q19 1Q20 Total assets $ 49,809 30% 24% RJF corporate cash* $ 1,925 63% 35% Total equity attributable to RJF $ 6,798 7% (1)% Book value per share $ 49.69 10% 1% Tangible book value per share** $ 45.50 11% 1% Weighted-average common and common equivalent shares outstanding – diluted 141.1 (2)% —% 2Q19 1Q20 Tier 1 capital ratio 24.1% 24.3% 24.8% Total capital ratio 25.3% 25.3% 25.7% Tier 1 leverage ratio 14.2% 15.1% 15.8% * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has 18 invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

CAPITAL MANAGEMENT Dividends Paid and Share Repurchases* $ in millions Total of ~$750 million Share Repurchases* Dividends Paid over the past 5 quarters 254 209 52 48 133 95 48 202 ** 48 161 62 85 51 47 2Q19 3Q19 4Q19 1Q20 2Q20 Number of Shares Repurchased* 603 1,044 2,127 126 2,546 (thousands) Average Share Price of Shares Repurchased $78.19 $81.68 $75.75 $89.30 $79.27 $537 million remains under current share repurchase authorization * Under the Board of Directors' share repurchase authorization. 19 ** Share repurchases in 1Q20 totaled $11 million.

RAYMOND JAMES BANK ASSET COMPOSITION

RJ Bank Asset Mix*


C&I Loans: 30%
CRE** Loans: 15%
Tax-Exempt Loans: 4%
Residential Mortgage Loans: 18%
SBL and Other Loans: 13%
Available-For-Sale Securities: 13%
Cash: 8%

Total assets: $33.7 billion
Total loans, net: $21.8 billion

Commercial & Industrial Portfolio (C&I)

- All senior positions; no mezzanine lending
- Highly diversified with no industry category representing more than 4.1% of total loans (e.g. Energy ~1.7%, Airlines ~1.5%, Entertainment/Leisure ~1.2%, Restaurants ~1.1%, and Gaming ~0.7%)
- Typically loans to larger companies with EBITDA >$100 million and track record of access to other capital sources; 70% of commitments are to public companies

Commercial Real Estate Portfolio (CRE)

- Almost 50% to REITs that are typically more diversified, have a track record of access to other capital sources, and have at or near investment grade ratings
- Majority of project loans are to fully stabilized properties with average loan-to-value of 60%; construction loans represent ~1% of total loans

Residential Mortgage Portfolio

- Majority of mortgages to Private Client Group clients, diversified across the country
- Average loan-to-value of 64%
- Average FICO score of 762
- Almost entire portfolio are first mortgages; no Alt. A / subprime / negative amortizing mortgages

* Average balances for quarter ended March 31, 2020. Pie chart may not total due to rounding.
** Includes CRE construction loans.

20

RAYMOND JAMES

ENERGY EXPOSURE Energy (Oil & Gas) • Energy outstandings only represent Oilfield Services: 0.2% ~1.7% of total loans Convenience • No exploration and production (E&P) & Gas / Fuel loans Distribution: • Mostly to midstream distribution and 34.8% convenience stores • Portfolio has minimal direct Midstream: commodity price exposure 65.0% • Majority of midstream borrowers have fee-based contracts with primarily minimum volume commitments (MVCs) / take-or-pay structures, Energy loans outstanding: $382 million primarily with investment grade (~1.7% of total loans) producers Total Loans Note: As of March 31, 2020. 21

OUTLOOK 22

APPENDIX 23

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non- GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following table provides a reconciliation of GAAP measures to non-GAAP financial measures for those periods which include non-GAAP adjustments. continued on next slide Note: Please refer to the footnotes on slide 28 for additional information. 24

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Three months ended Six months ended $ in millions, except per share amounts September 30, 2019 March 31, 2019 Net income $ 265 $ 510 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) — 15 Goodwill impairment (2) 19 — Pre-tax impact of non-GAAP adjustments 19 15 Tax effect of non-GAAP adjustments — — Total non-GAAP adjustments, net of tax 19 15 Adjusted net income $ 284 $ 525 Pre-tax income $ 354 $ 679 Pre-tax impact of non-GAAP adjustments (as detailed above) 19 15 Adjusted pre-tax income $ 373 $ 694 Pre-tax margin (3) 17.5% 17.9% Adjusted pre-tax margin (3) 18.4% 18.3% Earnings per common share (4) Basic $ 1.90 $ 3.58 Adjusted basic $ 2.04 $ 3.68 Diluted $ 1.86 $ 3.51 Adjusted diluted $ 2.00 $ 3.61 continued on next slide Note: Please refer to the footnotes on slide 28 for additional information. 25

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Book value per share As of $ in millions, except per share amounts March 31, 2019 December 31, 2019 March 31, 2020 Total equity attributable to Raymond James Financial, Inc. $ 6,366 $ 6,842 $ 6,798 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 630 609 603 Deferred tax liabilities, net (35) (31) (30) Tangible common equity attributable to Raymond James Financial, Inc. $ 5,771 $ 6,264 $ 6,225 Common shares outstanding 140.4 138.9 136.8 Book value per share (5) $ 45.34 $ 49.26 $ 49.69 Tangible book value per share (5) $ 41.10 $ 45.10 $ 45.50 continued on next slide Note: Please refer to the footnotes on slide 28 for additional information. 26

RECONCILIATION OF GAAP MEASURES TO NON-GAAP FINANCIAL MEASURES (UNAUDITED) Return on equity Three months ended Six months ended March 31, December 31, March 31, March 31, March 31, $ in millions 2019 2019 2020 2019 2020 Average equity (6) $ 6,255 $ 6,712 $ 6,820 $ 6,292 $ 6,740 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) NA NA NA 10 NA Adjusted average equity (6) NA NA NA $ 6,302 NA Average equity (6) $ 6,255 $ 6,712 $ 6,820 $ 6,292 $ 6,740 Less: Average goodwill and identifiable intangible assets, net 632 610 606 634 608 Average deferred tax liabilities, net (35) (30) (31) (34) (30) Average tangible common equity (6) $ 5,658 $ 6,132 $ 6,245 $ 5,692 $ 6,162 Impact on average equity of non-GAAP adjustments: Acquisition and disposition-related expenses (1) NA NA NA 10 NA Adjusted average tangible common equity (6) NA NA NA $ 5,702 NA Return on equity (7) 16.7% 16.0% 9.9% 16.2% 13.0% Adjusted return on equity (7) NA NA NA 16.7% NA Return on tangible common equity (7) 18.5% 17.5% 10.8% 17.9% 14.2% Adjusted return on tangible common equity (7) NA NA NA 18.4% NA continued on next slide Note: Please refer to the footnotes on slide 28 for additional information. 27

FOOTNOTES 1. The six months ended March 31, 2019 included a $15 million loss in our Capital Markets segment on the sale of our operations related to research, sales and trading of European equities. 2. The three months ended September 30, 2019 included a $19 million goodwill impairment charge associated with our Canadian Capital Markets business. 3. Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre- tax income by net revenues for each respective period. 4. Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. 5. Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. 6. Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated year-to-date period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. 7. Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period. 28